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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): December 1, 2003


                              THOR INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                              1-9235                               93-0768752
    (State or other jurisdiction of          (Commission File Number)           (IRS Employer Identification No.)
            incorporation)

                   419 WEST PIKE STREET,                                             45334-0629
                   JACKSON CENTER, OHIO                                              (Zip Code)
          (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (937) 596-6849


             (Former name or address, if changed since last report)



                                      N/A
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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit Number    Description
                  --------------    -----------
                  99.1              Copy of press release, dated
                                    December 1, 2003, issued by Thor
                                    Industries, Inc.


ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On December 1, 2003, Thor Industries, Inc. (the "Company") issued a press release announcing sales, net income, earnings per share and other financial information for the first quarter ended October 31, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

                  In accordance with general instruction B.6 to Form 8-K, the information set forth in this Form 8-K (including Exhibit 99.1) shall be deemed "furnished" and not "filed" with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THOR INDUSTRIES, INC.


Date:    December 2, 2003             By: /s/ Walter Bennett
                                          ----------------------
                                      Name:  Walter Bennett
                                      Title: Senior Vice President




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                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER            DESCRIPTION
         ------            -----------------------------------------------------
         99.1              Copy of press release, dated December 1, 2003, issued by the
                           Company